INVESTOR PRESENTATION: SECOND QUARTER 2022

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation and related statements by management or spokespeople of A&F contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including without limitation, statements regarding our third quarter and annual fiscal 2022 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company 's Annual Report on Form 10-K for the fiscal year ended January 29, 2022, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks and uncertainty related to the ongoing COVID-19 pandemic and any other adverse public health developments; risks related to changes in global economic and financial conditions and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to recent inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks related to geopolitical conflict, including the on-going hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends and manage our inventory commensurately; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on our strategic initiatives, including our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate may result in volatility in our results of operations; risks related to cybersecurity threats and privacy or data security breaches or the potential loss or disruption of our information systems; and risks associated with climate change and other corporate responsibility issues. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. As used in this presentation, unless otherwise defined, references to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands and references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands. 2

Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 11 Q2 2022 Results 16 Updated Fiscal 2022 Outlook 24 Financial Position, Liquidity & Capital Allocation 26 Appendix 31 TABLE OF CONTENTS 3

COMPANY OVERVIEW 4

Abercrombie & Fitch Co. is a global, digitally-led, omni-channel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'Being here for you on the journey to being and becoming who you are' fuels our purpose-led brands and our global associates 5

Abercrombie
& Fitch

Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.


abercrombie
kids

A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.


HOLLISTER

The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn't just a season, it's a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season.


GILLY
HICKS

At Gilly Hicks, we know everyone has their own unique happy place. We exist to help you find yours. Gilly Hicks focuses on activewear, loungewear and underwear designed to give all Gen Z customers their daily dose of happy.


SOCIAL
TOURIST
LA

Social Tourist is the creative vision of Hollister and social media personalities Dixie and Charli D'Amelio. The lifestyle brand creates trend forward apparel that allows brand lovers to experiment with their style, while exploring the duality of who they are both on social media and in real life.

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29% ~90% 734 GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER COMPANY-OPERATED RETAIL STORES CAPABILITY TO SHIP TO OVER 110 COUNTRIES GLOBAL BRANDS WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL OF GLOBAL STORE FLEET WITH SHIP- FROM-STORE AND PURCHASE-ONLINE- PICK-UP-IN-STORE CAPABILITIES OF FISCAL 2021 NET SALES WERE DERIVED INTERNATIONALLY FISCAL 2021 DIGITAL SALES WERE ROUGHLY $1.7 BILLION Information provided on this slide is as of July 30, 2022 unless otherwise specified. COUNTRIES WITH STORE OPERATIONS 7 $1.7B 17 110+ 5 9 THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS

8 ALWAYS FORWARD PLAN

ALWAYS FORWARD PLAN EXECUTE FOCUSED BRAND GROWTH PLANS •data driven approach to store expansion •grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION • "Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement • "Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •operate with a more agile cost structure • seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN LONGER-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 9 INTRODUCED 2025 FINANCIAL TARGETS AT JUNE 2022 INVESTOR DAY EMBODY OUR AUTHENTIC PURPOSE

10

2022 FOCUS AREAS 11

The following focus areas for fiscal 2022 serve as a framework to the company achieving sustainable growth and progressing toward the 2025 Always Forward Plan targets OUR FOCUS AREAS FOR 2022 • Execute brand growth plans, primarily focused on continuing momentum at Abercrombie & Fitch and delivering standalone store experiences at Gilly Hicks • Accelerate digital and technology investments in systems and people to increase agility, modernize foundational systems and improve the customer experience • Operate with a more agile cost structure, and seeking expense efficiencies while protecting investments in digital, technology and store growth to fund our strategic principles • Taking a data-driven approach to store expansion in under penetrated markets • Optimize our global distribution network to increase capacity and improve delivery speed to customers • Integrate environmental, social and governance practices and standards throughout the organization 12

AGGRESSIVELY INVESTING TO BE A BEST-IN-CLASS DIGITALLY-LED GLOBAL OMNI-CHANNEL RETAILER * In fiscal 2021, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2021 FISCAL 2018 Digital sales penetration of 28%, <$1.0B FISCAL 2021* Digital sales penetration of 47%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $60M+ FISCAL 2022 13

EXPECT TO SEE NET STORE OPENINGS IN 2022 WHILE MAINTAINING ROUGHLY FLAT SQUARE FOOTAGE 861 857 735 729 734 Total stores FY18 FY19 FY20 FY21 Q2 22 GROSS SQUARE FOOTAGE (in thousands) FY 18 FY 19 FY 20 FY 21 Q2 22 6,566 6,314 5,232 5,052 5,059 14

GLOBAL FLEET WELL-POSITIONED; 91% OF U.S. STORES LOCATED IN A/B MALLS * Mall rating based on Green Street Advisors as of April 2022. YTD STORE ACTIVITY Q2 2022 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 184 36% 94 43% 278 38% UPDATED FORMATS 310 60% 87 39% 397 54% OUTLETS 18 4% 37 17% 55 7% FLAGSHIPS 1 —% 3 1% 4 1% TOTAL 513 100% 221 100% 734 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 9 2 11 REMODELS 1 — 1 RIGHT-SIZES — — — NEW EXPERIENCES 10 2 12 PERMANENT CLOSURES (2) (5) (7) 2 2 FY 2022 FY 2023+ 0 1 2 3 FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Amsterdam, Netherlands as well as the A&F 5th Avenue, New York City locations. (2) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q2 2022 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 211 222 41 2 476 % OF U.S. FLEET 44% 47% 9% —% 100% 15

Q2 2022 RESULTS 16

CEO COMMENTARY “As the global macro environment deteriorated in the second quarter, we experienced a divergence in brand performance. Abercrombie delivered its highest Q2 sales since 2015 and its ninth consecutive quarter of average unit retail (“AUR”) growth. This was more than offset by Hollister, where we saw a greater than anticipated impact from inflation and a shift away from core categories to more fashion-driven product, contributing to lower-than-expected conversion and basket size. We expect macro headwinds to persist and have taken action to adjust receipts across brands to fuel winning categories for late fall and holiday. In addition, we have right-sized the Hollister inventory receipt plan for holiday and beyond. Looking ahead, we will continue to monitor sales volumes and react with agility to ensure inventory turns appropriately, and we expect year-over-year inventory growth to have peaked in Q2 and to moderate significantly in the back half as we lap late receipts from last year. Thus far in August, we have experienced a steady improvement in weekly sales trend, although total quarter-to-date remains in line with Q2. Our revised outlook reflects the uncertain environment for the back half. As we have successfully done over the last several years, we will continue to navigate near-term challenges and reduce spend where appropriate while executing to our long-term goals. We remain confident that we have the balance sheet and strategies in place to drive continued progress towards our 2025 Always Forward Plan introduced at our June 2022 Investor Day.” 17 Fran Horowitz Chief Executive Officer

NET (LOSS) INCOME PER SHARE SIGNIFICANT ITEMS IMPACTING Q2 2022 RESULTS • Net sales decreased 7%, or $60M, as compared to last year. • Gross margin rate declined 730 basis points as compared to last year to 57.9%, driven by higher product costs and commodity inflation partially offset by higher average unit retail at Abercrombie. • Digital fulfillment expense increased $17M, reflecting an increase in digital shipping and handling and digital direct expense. • Asset impairment charges of $2M for this year versus $1M last year. (1) Adjusted non-GAAP results exclude the effect of certain items set out in the Appendix. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q2 2022 Q2 2021 GAAP $(0.33) $1.69 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.03) (0.01) ADJUSTED NON-GAAP $(0.30) $1.70 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.09) ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $(0.30) $1.61 18

TOTAL COMPANY NET SALES DOWN 7% COMPARED TO Q2 2021, TO $805M ABERCROMBIE $368M UP 5% TO LAST YEAR 45.7% OF TOTAL NET SALES HOLLISTER $437M DOWN 15% TO LAST YEAR 54.3% OF TOTAL NET SALES EMEA $167M DOWN 13% TO LAST YEAR 20.7% OF TOTAL NET SALES UNITED STATES (1) $578M DOWN 4% TO LAST YEAR 71.8% OF TOTAL NET SALES APAC $28M DOWN 33% TO LAST YEAR 3.5% OF TOTAL NET SALES OTHER (2) $32M UP 5% TO LAST YEAR 4.0% OF TOTAL NET SALES (1) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders. (2) Other includes all sales that do not fall within the United States, EMEA, or APAC regions. NET SALES 19

(in thousands) Q2 2022 % OF NET SALES Q2 2021 % OF NET SALES 1 YR Δ BPS (3) STORE OCCUPANCY (1) $103,191 12.8% $107,277 12.4% 40 ALL OTHER (2) 237,600 29.5% 218,570 25.3% 420 STORES AND DISTRIBUTION 340,791 42.3% 325,847 37.7% 460 MARKETING, GENERAL & ADMINISTRATIVE 124,168 15.4% 123,913 14.3% 110 ASSET IMPAIRMENT 2,170 0.3% 786 0.1% 20 TOTAL OPERATING EXPENSE - GAAP $467,129 58.0% $450,546 52.1% 590 EXCLUDED ITEMS 2,170 0.3% 786 0.1% 20 TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP * $464,959 57.8% $449,760 56.2% 160 RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE * Q2 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out in the Appendix. (1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. OPERATING EXPENSE 20

INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. (2) Gross profit rate of 57.9% is down 730 basis points as compared to last year, primarily driven higher product costs and the adverse impact of exchange rates, partially offset by higher AUR at Abercrombie. GAAP (in thousands) Q2 2022   % OF NET SALES Q2 2021   % OF NET SALES NET SALES $805,091 100.0% $864,850 100.0% GROSS PROFIT (1) (2) 465,891 57.9% 563,485 65.2% OPERATING EXPENSE 467,129 58.0% 450,546 52.1% OTHER OPERATING INCOME, NET 953 0.1% (1,848) (0.2)% OPERATING (LOSS) INCOME (2,191) (0.3)% 114,787 13.3% INTEREST EXPENSE, NET 6,917 0.9% 11,275 1.3% (LOSS) INCOME BEFORE INCOME TAXES (9,108) (1.1)% 103,512 12.0% INCOME TAX (BENEFIT) EXPENSE 5,634 0.7% (6,944) (0.8)% NET (LOSS) INCOME $(16,834) (2.1)% $108,500 12.5% NET (LOSS) INCOME PER SHARE BASIC $(0.33) $1.77 DILUTED $(0.33) $1.69 WEIGHTED-AVERAGE SHARES BASIC 50,441 61,428 DILUTED 50,441 64,136 21

BALANCE SHEET (in thousands) JULY 30, 2022 JANUARY 29, 2022 JULY 31, 2021 CASH AND EQUIVALENTS $369,957 $823,139 $921,504 RECEIVABLES 79,820 69,102 87,151 INVENTORIES 708,024 525,864 415,604 OTHER CURRENT ASSETS 104,887 89,654 77,392 TOTAL CURRENT ASSETS $1,262,688 $1,507,759 $1,501,651 PROPERTY AND EQUIPMENT, NET 511,181 508,336 532,795 OPERATING LEASE RIGHT-OF-USE ASSETS 740,627 698,231 791,036 OTHER ASSETS 219,598 225,165 229,911 TOTAL ASSETS $2,734,094 $2,939,491 $3,055,393 ACCOUNTS PAYABLE $408,297 $374,829 $289,475 ACCRUED EXPENSES 342,690 395,815 351,991 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 202,699 222,823 219,453 INCOME TAXES PAYABLE 5,582 21,773 26,260 TOTAL CURRENT LIABILITIES $959,268 $1,015,240 $887,179 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 714,265 697,264 791,793 LONG-TERM BORROWINGS, NET 304,219 303,574 303,015 OTHER LIABILITIES 83,415 86,089 106,473 TOTAL LONG-TERM LIABILITIES $1,101,899 $1,086,927 $1,201,281 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 661,788 826,090 956,566 NONCONTROLLING INTEREST 11,139 11,234 10,367 TOTAL STOCKHOLDERS' EQUITY $672,927 $837,324 $966,933 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,734,094 $2,939,491 $3,055,393 22

YEAR TO DATE PERIOD ENDED (in thousands) JULY 30, 2022 JULY 31, 2021 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(259,733) $49,945 PURCHASES OF PROPERTY AND EQUIPMENT (59,582) (35,269) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT 7,972 — NET CASH USED FOR INVESTING ACTIVITIES $(51,610) $(35,269) PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES — (1,837) PURCHASES OF COMMON STOCK (117,775) (135,249) OTHER FINANCING ACTIVITIES (17,649) (16,192) NET CASH USED FOR FINANCING ACTIVITIES $(135,424) $(200,247) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (7,567) (2,547) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(454,334) $(188,118) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $834,368 $1,124,157 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $380,034 $936,039 STATEMENT OF CASH FLOWS 23 NET CASH USED FOR FINANCING ACTIVITIES

24 UPDATED FISCAL 2022 OUTLOOK 24

PREVIOUS FULL YEAR OUTLOOK (1) CURRENT FULL YEAR OUTLOOK NET SALES IN THE RANGE OF FLAT TO UP 2%(2) DOWN MID-SINGLE DIGITS(2) OPERATING MARGIN IN THE RANGE OF 5% TO 6% IN THE RANGE OF 1% TO 3%(3) EFFECTIVE TAX RATE MID 30s NA(4) CURRENT Q3 OUTLOOK NET SALES DOWN HIGH-SINGLE DIGITS(5) OPERATING INCOME AROUND BREAK-EVEN(3) EFFECTIVE TAX RATE NA(4) UPDATED FISCAL 2022 OUTLOOK (1) Released May 24, 2022 (2) The current full year outlook reflects an adverse impact of approximately 200 basis points from foreign currency, up from approximately 150 basis points in the previous outlook. (3) Reflecting lower sales due to an assumed inflationary impact on consumer and an assumption of lower AURs needed to keep inventory current. (4) The Company is withdrawing the previous effective tax rate outlook of mid 30s as there could be a higher effective tax rate due to our inability to recognize a tax benefit for certain losses incurred outside of the U.S. (5) The current Q3 outlook reflects an adverse impact of approximately 220 basis points from foreign currency. BASED ON THE EVOLVING OPERATING ENVIRONMENT, OUR UPDATED 2022 OUTLOOK REFLECTS IMPACTS FROM FOREIGN CURRENCY, HIGHER-THAN-EXPECTED COSTS, AND AN ASSUMED INFLATIONARY IMPACT ON CONSUMER SPENDING 25

FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 26

STRONG FINANCIAL POSITION AND LIQUIDITY CASH & EQUIVALENTS $370M AS COMPARED TO $922M LAST YEAR, AS COMPANY BROUGHT IN INVENTORY EARLIER THAN 2021 AND UTILIZED EXCESS CASH TO FUND SHARE REPURCHASES SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $359M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF JULY 30, 2022 GROSS LONG-TERM BORROWINGS $308M OUTSTANDING CONSISTENT WITH $308M LAST YEAR INVENTORIES $708M, UP 70% FROM LAST YEAR DUE PRIMARILY TO HIGHER IN-TRANSIT, UNITS ON HAND, AND INCREASED PRODUCT COSTS $1,170M $1,071M $729M Q2 2021 Q1 2022 Q2 2022 $0M $250M $500M $750M $1,000M $1,250M * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 27

TOTAL COMPANY INVENTORY UP 70% COMPARED TO Q2 2021, TO $708 MILLION TOTAL +70% TO 2021 2021 INVENTORY AT COST REPRESENTED THE LOWEST Q2 LEVEL IN OVER A DECADE UNITS ON HAND 28% contribution 2021 UNITS ON HAND LOWEST SINCE MID-2000s INVENTORY FLOWS PLANNED EARLIER THAN 2021 IN-TRANSIT (1) 34% contribution UP $140M AS IMPACTS OF 2021 SUPPLY CHAIN CONGESTION AND VIETNAM PRODUCTION SHUTDOWN ARE LAPPED PRODUCT COSTS 8% contribution IMPACT OF HIGHER FREIGHT AND RAW MATERIAL COSTS (E.G., COTTON) THAN 2021 (1) Purchased inventory that is currently on its way to a distribution center or a physical store. INVENTORY 28

(in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 FY 2021 $277,782 $96,979 $180,803 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash (used for) provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) JULY 30, 2022 JULY 31, 2021 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(259,733) $49,945 NET CASH USED FOR INVESTING ACTIVITIES $(51,610) $(35,269) NET CASH USED FOR FINANCING ACTIVITIES $(135,424) $(200,247) CASH FLOW SUMMARY 29

THE COMPANY REPURCHASED APPROXIMATELY 4.3 MILLION SHARES AND HAS RETURNED $118 MILLION TO SHAREHOLDERS DURING THE YEAR-TO-DATE PERIOD ENDED JULY 30, 2022 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 FY 2021 10,200 $377,290 $36.99 $— $377,290 YTD 2022 4,260 $117,775 $27.65 $— $117,775 (in thousands) FY 2017 FY 2018 FY 2019 FY 2020 FY2021 Q2 2022 ENDING SHARES OUTSTANDING 68,195 66,227 62,786 62,399 52,985 49,471 SHARE REPURCHASES AND DIVIDENDS 30

APPENDIX 31

(1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q2 2022 GAAP EXCLUDED ITEMS Q2 2022 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $2,170 $2,170 $— OPERATING LOSS (2,191) (2,170) (21) LOSS BEFORE INCOME TAXES (9,108) (2,170) (6,938) INCOME TAX BENEFIT (1) 5,634 (611) 6,245 NET LOSS $(16,834) $(1,559) $(15,275) NET LOSS PER DILUTED SHARE $(0.33) $(0.03) $(0.30) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 50,441 50,441 (in thousands) Q2 2021 GAAP EXCLUDED ITEMS Q2 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $786 $786 $— OPERATING INCOME 114,787 (786) 115,573 INCOME BEFORE INCOME TAXES 103,512 (786) 104,298 INCOME TAX EXPENSE (1) (6,944) (224) (6,720) NET INCOME $108,500 $(562) $109,062 NET INCOME PER DILUTED SHARE $1.69 $(0.01) $1.70 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 64,136 64,136 RECONCILIATION OF GAAP TO NON-GAAP RESULTS 32

Abercrombie & Fitch Co.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES	Q2 2022	Q2 2021	Δ %
GAAP	$805,091	$864,850	(7)%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(23,124)	3%
NON-GAAP CONSTANT CURRENCY BASIS	$805,091	$841,726	(4)%
GROSS PROFIT	**Q2 2022**	**Q2 2021**	**Δ BPS [2]**
GAAP	$465,891	$563,485	(730)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(16,117)	20
NON-GAAP CONSTANT CURRENCY BASIS	$465,891	$547,368	(710)
OPERATING (LOSS) INCOME	**Q2 2022**	**Q2 2021**	**Δ BPS [2]**
GAAP	$(2,191)	$114,787	(1,360)
EXCLUDED ITEMS [3]	(2,170)	(786)	(20)
ADJUSTED NON-GAAP	$(21)	$115,573	(1,340)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(7,984)	60
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$(21)	$107,589	(1,280)
NET (LOSS) INCOME PER DILUTED SHARE	**Q2 2022**	**Q2 2021**	**Δ $**
GAAP	$(0.33)	$1.69	$(2.02)
EXCLUDED ITEMS, NET OF TAX [3]	(0.03)	(0.01)	(0.02)
ADJUSTED NON-GAAP	$(0.30)	$1.70	$(2.00)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.09)	0.09
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$(0.30)	$1.61	$(1.91)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes pre-tax store asset impairment charges.

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